EXHIBIT 4.1
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NUMBER           NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT      SHARES
[      ]                                                               [       ]
                                QUADRACOMM, INC.
                                                                       PAR VALUE
                         AUTHORIZED STOCK:  100,000,000
                             CUSIP #     74730L 105


This Certifies that



IS THE RECORD HOLDER OF


transferable on the books of the Corporation in person or duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile seal of the Corporation and the facsimile of its duly authorized officers.


Dated:

                                              Countersigned and Registered:

[SEAL]                                        By
         -----------------------                --------------------------------
                  CEO                                       Authorized Signature



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Notice:   Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common              UNIF GIFT MIN ACT - ___ Custodian___
TEN ENT - as tenants by the entireties                         (Cust)    (Minor)
JT TEN (J/T) - as joint tenants with               under Uniform Gifts to Minors
               right of survivorship and           Act
               not as tenants  in common               -------------------------
                                                               (State)

         Additional abbreviations may also be used though not in the above list.

          For Value Received                                      hereby sell,
                             -------------------------------------
assign and transfer unto

Please insert Social Security or Some other
identifying number or Assignee
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OR ASSIGNEE

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                                                                          Shares
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of the Capital Stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                    Attorney
                                   ----------------------------------
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
       -----------------------------------


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          NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME
          AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                                   THE SHARES OF STOCK REPRESENTED BY THIS
                                   CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
                                   THE SECURITIES ACT OF 1933, AS AMENDED, AND
                                   MAY NOT BE SOLD OR OTHERWISE TRANSFERRED
                                   UNLESS A COMPLIANCE WITH THE REGISTRATION
                                   PROVISIONS OF SUCH ACT HAS BEEN MADE OR
                                   UNLESS AVAILABILITY OF AN EXEMPTION FROM
                                   SUCH REGISTRATION PROVISIONS HAS BEEN
                                   ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE
                                   144 UNDER THE SECURITIES ACT OF 1933.


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